UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 11, 2020

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Minnesota	000-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	MTSC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

MTS Systems Corporation (the “Company”) held its virtual annual meeting of shareholders on February 11, 2020 (the “Annual Meeting”). At the Annual Meeting, the shareholders approved a 500,000 share increase in the number of shares authorized under the Company’s 2017 Stock Incentive Plan (the “2017 Plan”) and approved corresponding increases to award limits. The foregoing summary of the amendment to the 2017 Plan is subject to, and qualified in its entirety by, the full text of the amendment to the 2017 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 17,713,765 shares of the Common Stock, representing approximately 92.5% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by proxy at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

Proposal 1. All of the eight nominees for director were elected to serve until the next annual meeting of shareholders or until their successors are duly elected. The result of the votes to elect the eight directors was as follows:

Name	For	Withheld	Broker Non-Votes
David J. Anderson	16,453,606	63,703	1,196,456
Jeffrey A. Graves	16,222,245	295,064	1,196,456
Nancy Altobello	16,459,856	57,453	1,196,456
David D. Johnson	16,412,803	104,506	1,196,456
Randy J. Martinez	16,412,333	104,976	1,196,456
Michael V. Schrock	16,311,292	206,017	1,196,456
Chun Hung (Kenneth) Yu	16,357,181	160,128	1,196,456
Linda Zukauckas	16,430,626	86,683	1,196,456

Proposal 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 3, 2020, was ratified by the votes set forth below:

For	Against	Abstain
17,668,199	42,073	3,493

Proposal 3. The 500,000 share increase in the number of shares authorized under the 2017 Plan was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
16,161,512	314,800	40,997	1,196,456

Proposal 4. The compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting was approved on an advisory basis by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
16,217,437	262,620	37,252	1,196,456

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	First Amendment to MTS Systems Corporation 2017 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date:	February 13, 2020	By:	/s/ BRIAN T. ROSS
Brian T. Ross
Executive Vice President and Chief Financial Officer

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